EXHIBIT 10.4b

2013

AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made this 1st day of March, 2013 by and between James River Coal Company, a Virginia corporation (“Company”) and Peter T. Socha (“Executive”).

RECITALS

WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of May 7, 2004, as previously amended (the “Employment Agreement”), providing for the terms and conditions of Executive’s employment by the Company; and

WHEREAS, the parties now desire to amend the Employment Agreement to extend the Term.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Employment Agreement as follows:

1.      Extension of Term. The Term of the Employment Agreement is extended such that it shall expire on May 6, 2016 if not first extended or terminated as set forth in the Employment Agreement.

2.       Effective Date. This Amendment shall be effective May 7, 2013.

3.       No other Changes. Except as set forth in this Amendment, the other provisions of the Employment Agreement shall remain in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any rights or claims of any party heretofore or hereafter arising under or related to the Employment Agreement.

4.       Definitions. Capitalized terms not defined herein shall have the meaning given to them in the Employment Agreement.

5.       Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed an original, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date set forth above.

EXECUTIVE

/s/ PETER T. SOCHA
Peter T. Socha

COMPANY

/s/ SAMUEL M. HOPKINS, II
By: Samuel M. Hopkins, II
Title: Vice President